Business Combination	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 22 - BUSINESS COMBINATION

Spaceship

In November 2024, the Group acquired 100% of Spaceship Capital Limited (“Spaceship”) from Spaceship Financial Services Pty Ltd (the “Seller”) (collectively, the “Transaction”). Spaceship operates a web-based financial investing platform that offers a diversified portfolio of investments, including Superannuation funds and professionally managed investment portfolios. The Group accounted for this transaction as a business combination under IFRS 3 – Business Combinations.

The consideration transferred to the Seller was composed of both cash, the Group’s common shares (including holdback shares) and contingent consideration.

As part of the consideration, the Company issued 453,332 common shares which amounts to a total value of $12.2 million, and an additional 80,000 common shares will be issued as part of a holdback agreement with the Seller which is subject to the holdback provisions, valued at $2.2 million. The cash consideration amounted to $2.9 million. The agreement also includes a contingent consideration of up to 266,668 common shares, based on certain performance milestones related to assets under management (AUM) to be achieved two years after the acquisition. The contingent consideration is measured at fair value using a linear payoff simulation valuation model. As of the acquisition date, its fair value was $3.5 million. Changes in the fair value of the contingent consideration and hold back agreement are recorded in the consolidated statements of comprehensive income. AS of December 31, 2025, the fair value of the contingent consideration and hold back agreement is $8.99 million.

As a result of the Transaction, the Group has incurred transaction costs of $282 thousand which were expensed as incurred).

The total consideration has been allocated to the assets acquired and liabilities assumed based on their fair values, with any excess purchase price allocated to goodwill. The fair value of the acquired assets and assumed liabilities as of the date of acquisition are based on, in part, a third-party valuation expert.

The final purchase price allocation is as follows (In thousands):

Description	USD
Common shares issued	12,229
Cash	2,914
Contingent consideration	3,495
Holdback shares liability	2,158
Total consideration	20,796

Identifiable net assets acquired (liabilities assumed)
Cash and cash equivalents	2,305
Current assets	2,007
Intangible assets:
Technology - IP (8 year estimated useful life)	4,553
Customer Relationships - (5-8 year estimated useful life)	1,570
Trademark	563
Current liabilities	(801)
Deferred tax liabilities	(640)
Net assets acquired	9,557

Goodwill	11,239

Goodwill is expected to be non-deductible for tax purposes.

Spaceship’s revenues and results are insignificant in terms of the Group’s revenues and results. The results of Spaceship’s operations were consolidated in the Company’s consolidated financial statements commencing on the date of the acquisition and were immaterial to the Company’s results of operations for the year ended December 31, 2024. Pro forma information has not been provided since the impact of Spaceship’s financial results was immaterial to the revenue and net income (loss) of the Company.